Exhibit 24a



                          POWER OF ATTORNEY

   	The undersigned constitutes and appoints Laurel L. Grammig and James L. Olivier, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1998
Annual Report on Form 10-K for Poe & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                                						/S/ BRADLEY CURREY
                                      _______________________________
                                      	Brad Currey


Dated:  January 27, 1999

<PAGE 2>
                                POWER OF ATTORNEY

    	The undersigned constitutes and appoints Laurel L. Grammig and James L. Olivier, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1998
Annual Report on Form 10-K for Poe & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                                						 	/S/ J. HYATT BROWN
                                        ___________________________
                                       	J. Hyatt Brown


Dated:  January 27, 1999

<PAGE 3>

                              POWER OF ATTORNEY

    	The undersigned constitutes and appoints Laurel L. Grammig and James L. Olivier, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1998 Annual Report on Form 10-K for Poe & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                               							/S/ KENNETH E. HILL
                                      ______________________________
                                     	Ken Hill


Dated:  January 27, 1999

<PAGE 4>

                               POWER OF ATTORNEY

   	The undersigned constitutes and appoints Laurel L. Grammig and James L. Olivier, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1998 Annual Report on Form 10-K for Poe & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                               							/S/ DAVID H. HUGHES
                                      _______________________________
                                     	David H. Hughes


Dated:  January 27, 1999

<PAGE 5>

                            POWER OF ATTORNEY

    	The undersigned constitutes and appoints Laurel L. Grammig and James L. Olivier, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1998 Annual Report on Form 10-K for Poe & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                                    							/S/ JAN E. SMITH
                                           ______________________________
                                          	Jan E. Smith


Dated:  January 27, 1999

<PAGE 6>

                              POWER OF ATTORNEY

    	The undersigned constitutes and appoints Laurel L. Grammig and James L. Olivier, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1998
Annual Report on Form 10-K for Poe & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                               							/S/ T.J. HOEPNER
                                      ________________________
                                     	Theodore Hoepner


Dated:  January 27, 1999

<PAGE 7>

                            POWER OF ATTORNEY

    	The undersigned constitutes and appoints Laurel L. Grammig and James L. Olivier, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1998 Annual Report on Form 10-K for Poe & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                             							/S/ SAMUEL P. BELL
                                    _____________________________
                                   	Sam Bell


Dated:  January 27, 1999

<PAGE 8>

                         POWER OF ATTORNEY

    	The undersigned constitutes and appoints Laurel L. Grammig and James L. Olivier, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1998 Annual Report on Form 10-K for Poe & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                                							/S/ JIM W. HENDERSON
                                       ___________________________
                                      	Jim Henderson


Dated:  January 27, 1999

<PAGE 9>
                         POWER OF ATTORNEY

	    The undersigned constitutes and appoints Laurel L. Grammig and James L.
Olivier, or either of them, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the 1998
Annual Report on Form 10-K for Poe & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-
in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                              						 /S/	TONI JENNINGS
                                     ____________________________
                                    	Toni Jennings


Dated:  January 27, 1999
<PAGE 10>
                             POWER OF ATTORNEY

    The undersigned constitutes and appoints Laurel L. Grammig and James
L. Olivier, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1998
Annual Report on Form 10-K for Poe & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities adn Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                                      /S/ JEFFREY R. PARO
                                     _____________________________
                                     Jeffrey R. Paro

Dated:  March 15, 1999